SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934


                                February 1, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)


                             EcoScience Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         0-19746                                            04-2912632
(Commission File Number)                           (I.R.S. Employer I.D. Number)


                    10 Alvin Court, East Brunswick, NJ 08816
          (Address of Principal Executive Offices, Including Zip Code)

                                  732-432-8200
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                         (Former Name or Former Address,
                          if Changed since Last Report)

Item 5.   Other  Events

     The Registrant incorporates, herein by reference, the press release made available to the public on February 3, 1999, a copy of which is included in this report as Exhibit 20.5. The press release discloses that the Company's post harvest equipment division of its wholly owned subsidiary Agro Dynamics Inc., which was the exclusive distributor in North America for Aweta B.V.'s sorting and grading equipment, was acquired by Autoline Inc., of Reedley, California, on February 1, 1999. This transaction will not have a material impact on the Company's financial position or results of operations.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             ECOSCIENCE CORPORATION


Date: February 9, 1999                         By:  /s/   Harold A. Joannidi
                                           -------------------------------------
                                                    Harold A. Joannidi
                                           Vice President & Corporate Controller
                                                (Chief Accounting Officer)

                             ECOSCIENCE CORPORATION

                                  EXHIBIT INDEX





Exhibit
Number            Description of Exhibit
------            ----------------------

 20.5             Press Release dated February 3, 1999



                                       3